THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index ("TOPIX"), a composite market-capitalization weighted index of all common stocks listed on the First Section of the Tokyo Stock Exchange ("TSE"). The Fund seeks to achieve its investment objective by investing substantially all of its assets in equity securities of companies listed on the First or Second Section of the TSE or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan. Daiwa SB Investments (U.S.A.) Ltd. is the Fund's Investment Manager. Daiwa SB Investments Ltd. is the Fund's Investment Adviser. The Fund implements an "active" portfolio management policy, which is an approach that involves quantitative valuation of securities to identify an appropriate universe of securities from which to select investments, with judgmental analysis then applied to this universe to determine the actual investments to be made by the Fund.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's NYSE trading symbol is "JEQ". Weekly comparative net asset value ("NAV") and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also appears in many other newspapers. The Fund's weekly NAV is also available by visiting www.daiwast.com or calling (800) 933-3440 or
(201) 915-3020. Also, the Fund's website includes a monthly market review and a list of the Fund's top ten industries and holdings.

INQUIRIES

    Inquiries concerning your share account should be directed to PFPC Inc. (the "Plan Agent") at the number noted below. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (800) 331-1710 or by writing The Japan Equity Fund, Inc., c/o PFPC Inc. P.O. Box 43027, Providence, RI 02940-3027.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

A brief summary of the material aspects of the Plan follows:

    WHO CAN PARTICIPATE IN THE PLAN? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure available from the Plan Agent. However, if your shares are held in the name of a brokerage firm, bank or nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

    MAY I WITHDRAW FROM THE PLAN? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your nominee. If you withdraw, you or your nominee will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send to you a check for the proceeds.

    HOW ARE THE DIVIDENDS AND DISTRIBUTIONS REINVESTED? If the market price of the Fund's shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

    WHAT IS THE CASH PURCHASE FEATURE? The Plan participants have the option of making annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $3,000 annually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the annual purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less that two business days before the purchase date.

    IS THERE A COST TO PARTICIPATE? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

    WHAT ARE THE TAX IMPLICATIONS? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

    PLEASE NOTE THAT, IF YOU PARTICIPATE IN THE PLAN THROUGH A BROKERAGE ACCOUNT, YOU MAY NOT BE ABLE TO CONTINUE AS A PARTICIPANT IF YOU TRANSFER THOSE SHARES TO ANOTHER BROKER. CONTACT YOUR BROKER OR NOMINEE OR THE PLAN AGENT TO ASCERTAIN WHAT IS THE BEST ARRANGEMENT FOR YOU TO PARTICIPATE IN THE PLAN.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

                                                                December 7, 2001
DEAR SHAREHOLDERS:

    It is our pleasure on behalf of the Board of Directors to present the Annual Report for The Japan Equity Fund, Inc. (the "Fund") for the fiscal year ended October 31, 2001.

BACKGROUND

    The objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index ("TOPIX"). Stock selection in Japan is facilitated by the use of a value screen applied to all stocks listed on the First and Second Sections of the Tokyo Stock Exchange ("TSE"), the over-the-counter market in Japan and listed on other stock exchanges in Japan. The way in which the Fund seeks to meet its objective is to identify under-valued stocks by examining certain fundamental characteristics of stocks which are listed on the exchanges listed above. These fundamental characteristics include, among others, the earnings-to-price ratio and the book-to-price ratio. This method of stock selection results in a master list of 300 stocks (from a universe of 3,300 stocks) from which stocks are selected for the Fund in accordance with predetermined sector and size parameters.

PERFORMANCE OF THE JAPANESE STOCK MARKET

    In the twelve months ended October 2001, the Tokyo stock market declined by 23.23% and 28.70%, in terms of TOPIX and Nikkei 225 Indexes, respectively. Except for a rebound phase shown during the March-May 2001 period, market sentiment had been consistently bearish.

    The main factors behind the continuing drop in the stock market include:
(1) a valuation correction in the information technology ("IT") related stocks consistent with the burst of the IT bubble in the United States, (2) continued downward revisions in aggregate corporate earnings, and (3) lack of more meaningful progress in structural reform by the Koizumi government.

    The main market points to review during the past twelve months are as follows.

    On March 2nd, the Nikkei which peaked on December 29, 1989 at Y38,915.87 hit a new post-bubble low of Y12,879.97, breaking through the previous low set on October 9, 1998 (based on the Index composition before the review effective from April 2000, the figure listed above would have been Y15,747). Thereafter, however, the decline in stock prices came to a halt thanks to the Bank of Japan's ("BoJ") monetary easing and expectations of concrete economic stimulus and direct stock-boosting measures. On March 19th, the BoJ decided to add quantitative easing to its array of measures, thus re-applying real zero interest rates. This, coupled with reports of agreement on the need to encourage the disposal of bad debt at the Japan-U.S. summit on March 20th, was welcomed by the markets and led to a strong Nikkei rebound by Y913 on March 21st, the seventh highest one day increase on record.

    In late April, the Tokyo stock market surged amid increasing investor expectations for changes, including pro-market structural reform, pledged by the new Prime Minister Junichiro Koizumi. The U.S. stock market's strong movement on the back of the U.S. Federal Reserve Bank's interest rate cut and foreign investors' return to the market also supported this rally, which occurred after the market seesawed until the middle of the month as investor expectations for the government's economic package fluctuated and concerns over the domestic economy increased.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

    With a 4.8% drop in the Nikkei in May, stock prices resumed their decline. In both Japan and the U.S., the economic outlook clearly deteriorated, with the Tokyo market showing price declines almost across the board. However, the release of fiscal year third quarter earnings results triggered brisk buying of small and mid-cap stocks in the trading company, materials, machinery and other sectors, centering on companies with favorable earnings results. On May 15th, the U.S. cut interest rates for the fifth time this year (lowering the Fed Funds rate from 4.5% to 4.0%). The Tokyo market staged a rally, which, however, was unsustainable.

    On June 21st, the Council on Economic and Fiscal Policy decided on a basic reform course to help the Japanese economy back on its feet, including the disposal of bad loans within two - three years, but there was almost no market reaction. Moreover, the BoJ Tankan Survey and the Industrial Production Index, which were released on July 3rd and 30th, respectively, indicated that the economic situation had deteriorated further, especially for the manufacturing industry. This hurt investor sentiment.

    On August 29th, Hakuo Yanagisawa, head of the Financial Service Agency ("FSA"), said that the major banks should be able to reduce their bad loans to approximately 7,000 to 10,000 billion Yen by between 2004 and 2007, according to FSA simulations. This means that it could take seven years at most to resolve banks' bad loan problems against the earlier promise of Prime Minister Koizumi's three year plan. Although some bank analysts saw the FSA calculations as a more realistic assessment, this overshadowed investor sentiment.

    The Tokyo stock market fell for five consecutive months leading up to and including September, as investor concerns about a worldwide economic recession mounted, especially since the Sept 11th terrorist attacks on New York and Washington D.C. Domestically, the second quarter Gross Domestic Product ("GDP") figures and the collapse of Mycal, a major retailer, highlighted the accelerating pace of Japan's economic downturn.

    On September 19th, the BoJ cut its official discount rate by 0.10% to 0.15%, and raised its upper limit for liquidity injections into the market. The move demonstrated solidarity with the international initiative to ease monetary policy. On September 14th, Mycal, the fourth-largest retailer, filed for court protection from its creditors with more than 1,390 billion Yen in debt. Mycal had been kept on life support with short-term loans from its main bank, Dai-ichi Kangyo, which decided that it could no longer continue to support it on that day. The collapse of the struggling retailer is one of the top five corporate failures in Japanese history. Following the news, investors sold shares of companies holding huge debt.

    In October, the stock market rebounded after five consecutive monthly declines, as investors welcomed the following factors: (1) the U.S. and other foreign stock markets recovered to their pre-terrorist attacks levels in the middle of the month, and (2) the Yen's exchange rate declined against major foreign currencies. Moreover, the supply-demand balance improved dramatically as pension and public funds allocated more money to the stock market, partly as a re-balancing exercise. This move lifted share prices during the month.

FUND PERFORMANCE

    As of October 31, 2001, the Fund's net assets were approximately
$60.5 million, which represents a net asset value of $5.59 per share. The return on the Fund's net assets was -33.05% since the Fund's fiscal year-end on October 31, 2000. Over the same period, the Benchmark (TOPIX) return was -31.21%, as measured in U.S. Dollars.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

    The change in net asset value in U.S. Dollars depends on several factors such as: (1) the percentage change in the Benchmark during the period; (2) the over- or under- performance of the Fund's portfolio, after expenses, relative to the Benchmark; and (3) the change in the Japanese Yen/U.S. Dollar exchange rate.

    Our investment strategy is to invest in undervalued securities based on intensive bottom-up analysis supported by quantitative screening. In our research efforts, we placed a priority on evaluation of the top management, and its commitment to enhance shareholders' value through clear-cut strategies, including restructuring, that will be eventually reflected in share prices. We add value primarily through a bottom-up stock selection approach for the fundamental Japan equity product.

    It is important to emphasize again that it has not been an objective of the Fund to predict changes in its Benchmark. Rather, its goal is to outperform the Benchmark, while staying fairly fully invested. Specifically, the goal is to hold no more than 5% in cash. On October 31, 2001, the proportion of the Fund's net assets invested in Japanese equities listed on the First Section of the TSE was 98.52%, while short-term investments and other net assets represented 1.48%.

    The invested position of the Fund's assets consisted of common stocks of companies operating in 26 different industries. The Fund had relatively large weightings in Electric Appliances (14.95% of net assets), Transportation Equipment (7.94%), Services (7.34%), Pharmaceutical (7.15%) and Chemicals (6.81%).

    During the fiscal year ended October 31, 2001, the Fund's market price on the New York Stock Exchange ("NYSE") ranged from a low of $4.63 per share on September 21, 2001 to a high of $7.375 on November 7, 2000. The Fund's NYSE market price closed at $4.99 per share on October 31, 2001.

    The NYSE trading price in relation to the Fund's net asset value per share, as measured by the weekly closing prices during the fiscal year ended
October 31, 2001 ranged from a discount of 29.59% on December 21, 2000 to a discount of 3.86% on July 19, 2001, and ended the period at a discount of 10.73%.

    The Fund has not invested, and presently does not intend to invest, in derivative securities. Although foreign currency hedging is permitted by the Fund's prospectus, the Fund has not engaged in any foreign currency hedging.

PORTFOLIO MANAGEMENT

    Mr. Koichi Ogawa, CFA, is the Executive Director and Chief Portfolio Manager of Daiwa SB Investments Ltd. ("DSBI") for all North American clients. A senior member of the Investment Policy Committee (IPC), Mr. Ogawa possesses 27 years of investment experience and has been responsible for Japan stock selection since 1984. He spent nine years with Daiwa Securities as an institutional research analyst and three years in New York analyzing U.S. securities. He graduated from Tohoku University with a B.A. in Law in 1972.

    Mr. Kazuhiko Hosaka, CMA, is a Senior Portfolio Manager of DSBI, with a total of 13 years of experience in the Japanese equity market. He joined Daiwa in 1990 as a portfolio manager after spending two years as a securities analyst at Barclays Securities Group. He has been directly responsible for managing Japanese equity portfolios for several North American and European pension clients. He graduated from Aoyama Gakuin University with a B.A. in Law in 1988.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

    We thank you for your support of The Japan Equity Fund, Inc. and your continued interest in the Japanese economy and marketplace.

Sincerely,

/s/ Hiroshi Kimura                        /s/ Shunsuke Ichijo
HIROSHI KIMURA                            SHUNSUKE ICHIJO
CHAIRMAN OF THE BOARD                     PRESIDENT

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001
--------------------------------------------------------------------------------

-------------------------------------------
JAPANESE COMMON STOCKS--98.53%
--------------------------------------------------------------------------------

  SHARES                                                  VALUE
----------                                            -------------
BANKS--4.80%
       192  Mitsubishi Tokyo Financial Group
             Inc. ..................................  $   1,434,130
        60  Mizuho Holdings, Inc. ..................        182,221
   230,000  The Sumitomo Trust & Banking Co.,
             Ltd. ..................................      1,287,532
                                                      -------------
                                                          2,903,883
                                                      -------------
CHEMICALS--6.81%
   210,000  Asahi Kasei Corp. ......................        694,657
    50,000  Denki Kagaku Kogyo Kabushiki Kaisha.....        103,833
    28,000  Fuji Photo Film Co., Ltd. ..............        928,507
    52,000  Kao Corp. ..............................      1,237,790
    35,000  Shin-Etsu Chemical Co., Ltd. ...........      1,157,761
                                                      -------------
                                                          4,122,548
                                                      -------------
COMMUNICATION--5.92%
       300  NTT Corp. ..............................      1,241,074
       172  NTT DoCoMo, Inc. .......................      2,343,594
                                                      -------------
                                                          3,584,668
                                                      -------------
CONSTRUCTION--0.95%
    71,000  Sekisui House, Ltd. ....................        574,620
                                                      -------------
ELECTRIC APPLIANCES--14.95%
    47,000  Canon Inc. .............................      1,373,389
    16,200  Fanuc Ltd. .............................        678,158
   152,000  Fujitsu Ltd. ...........................      1,130,362
    50,000  Matsushita Electric Industrial Co.,
             Ltd. ..................................        595,092
     9,000  Murata Manufacturing Co., Ltd. .........        567,348
    28,000  NEC Corp. ..............................        255,110
    51,000  Omron Corp. ............................        653,041
    39,000  Pioneer Corp. ..........................        752,278
     5,100  Rohm Co., Ltd. .........................        545,457

  SHARES                                                  VALUE
----------                                            -------------
    72,000  Sharp Corp. ............................  $     748,190
    25,000  Sony Corp. .............................        950,094
   215,000  Toshiba Corp. ..........................        799,434
                                                      -------------
                                                          9,047,953
                                                      -------------
ELECTRIC POWER & GAS--4.18%
    85,000  Kansai Electric Power Co., Inc. ........      1,412,829
    44,800  Tokyo Electric Power Co., Inc. .........      1,117,886
                                                      -------------
                                                          2,530,715
                                                      -------------
FISHERY, AGRICULTURE & FORESTRY--0.21%
    70,000  Nippon Suisan Kaisha, Ltd. .............        125,257
                                                      -------------
FOODS--3.13%
    78,000  Ajinomoto Co., Inc. ....................        848,313
    11,000  Coca-Cola West Japan Co., Ltd. .........        232,045
    70,000  House Foods Corp. ......................        646,393
        25  Japan Tobacco Inc. .....................        164,163
                                                      -------------
                                                          1,890,914
                                                      -------------
INSURANCE--1.35%
    99,000  Tokio Marine & Fire Insurance Co.,
             Ltd. ..................................        813,420
                                                      -------------
LAND TRANSPORTATION--2.76%
       189  East Japan Railway Co. .................      1,106,107
    30,000  Yamato Transport Co., Ltd. .............        565,132
                                                      -------------
                                                          1,671,239
                                                      -------------
MACHINERY--3.13%
    75,000  Amano Corp. ............................        437,700
    20,000  Daikin Industries Ltd. .................        290,569
    30,000  NSK Ltd. ...............................        100,468
    12,300  SMC Corp. ..............................      1,065,132
                                                      -------------
                                                          1,893,869
                                                      -------------

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

  SHARES                                                  VALUE
----------                                            -------------
METAL PRODUCTS--0.58%
    25,000  Tostem Inax Holding Corp. ..............  $     348,847
                                                      -------------
NON-FERROUS METALS--1.83%
   130,000  Sumitomo Electric Industries, Ltd. .....      1,107,609
                                                      -------------
OIL & COAL PRODUCTS--0.36%
   110,000  Cosmo Oil Co., Ltd. ....................        219,404
                                                      -------------
OTHER FINANCING BUSINESS--3.40%
     6,000  Acom Co., Ltd. .........................        503,324
    36,400  Hitachi Capital Corp. ..................        711,089
     9,600  Orix Corp. .............................        843,930
                                                      -------------
                                                          2,058,343
                                                      -------------
OTHER PRODUCTS--2.53%
   123,000  Dai Nippon Printing Co., Ltd. ..........      1,316,523
     1,400  Nintendo Co., Ltd. .....................        216,958
                                                      -------------
                                                          1,533,481
                                                      -------------
PHARMACEUTICAL--7.15%
    50,000  Chugai Pharmaceutical Co., Ltd. ........        734,220
    24,000  Eisai Co., Ltd. ........................        616,597
    25,000  Ono Pharmaceuticals Co., Ltd. ..........        800,295
    29,000  Sankyo Co., Ltd. .......................        566,527
    10,000  Taisho Pharmaceutical Co. Ltd. .........        199,048
    29,000  Takeda Chemical Industries, Ltd. .......      1,411,557
                                                      -------------
                                                          4,328,244
                                                      -------------
PULP & PAPER--0.65%
    80,000  Oji Paper Co., Ltd. ....................        392,678
                                                      -------------
REAL ESTATE--1.37%
    81,000  Mitsui Fudosan Co., Ltd. ...............        826,422
                                                      -------------

  SHARES                                                  VALUE
----------                                            -------------
RETAIL TRADE--6.57%
       900  Cawachi Ltd. ...........................  $      52,081
    21,000  Ito-Yokado Co. Ltd. ....................        930,805
     9,000  Lawson, Inc. ...........................        318,394
    60,000  Marui Co., Ltd. ........................        816,055
    11,000  Seven - Eleven Japan Co., Ltd. .........        481,244
    13,000  Skylark Co., Ltd. ......................        329,722
    31,000  Uny Co., Ltd. ..........................        299,746
    50,000  Xebio Co., Ltd. ........................        746,942
                                                      -------------
                                                          3,974,989
                                                      -------------
SECURITIES--3.97%
   255,000  Nikko Cordial Corp. ....................      1,383,526
    77,000  Nomura Holdings Inc. ...................      1,017,565
                                                      -------------
                                                          2,401,091
                                                      -------------
SERVICES--7.34%
     5,260  Nippon Television Network Corp. ........      1,191,628
    19,000  Secom Co., Ltd. ........................        993,433
    39,000  TIS Inc. ...............................      1,053,189
     7,000  Toho Co., Ltd. .........................        815,891
    23,000  Tokyo Broadcasting System, Inc. ........        387,015
                                                      -------------
                                                          4,441,156
                                                      -------------
TEXTILE & APPAREL--1.69%
   163,000  Kuraray Co., Ltd. ......................      1,022,178
                                                      -------------
TRANSPORTATION EQUIPMENT--7.94%
    45,000  Denso Corp. ............................        650,086
    55,000  Fuji Heavy Industries Ltd. .............        270,418
    39,000  Honda Motor Co., Ltd. ..................      1,405,319
    16,800  Toyota Industries Corp. ................        284,068

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2001
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONCLUDED)
-------------------------------------------

  SHARES                                                  VALUE
----------                                            -------------
    90,000  Toyota Motor Corp. .....................  $   2,194,041
                                                      -------------
                                                          4,803,932
                                                      -------------
WAREHOUSING--1.64%
   110,000  Mitsubishi Logistics Corp. .............        993,187
                                                      -------------
WHOLESALE TRADE--3.32%
    63,000  Mitsubishi Corp. .......................        485,053
   180,000  Mitsui & Co., Ltd. .....................      1,066,732
    50,000  Ryoyo Electro Corp. ....................        459,657
                                                      -------------
                                                          2,011,442
                                                      -------------
Total Common Stocks
  (Cost--$77,520,533)...............................     59,622,089
                                                      -------------

-------------------------------------------
SHORT-TERM INVESTMENTS--0.15%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)
----------
U.S. DOLLAR TIME DEPOSIT--0.15%
       $91  Bank of New York Time Deposit, 0.10%,
             due 11/1/01
             (Cost--$91,006)........................         91,006
                                                      -------------
Total Investments--98.68%
  (Cost--$77,611,539)...............................     59,713,095

Other assets less liabilities--1.32%................        798,263
                                                      -------------

NET ASSETS (Applicable to 10,815,688 shares of
  capital stock outstanding; equivalent to $5.59 per
  share) 100.00%....................................  $  60,511,358
                                                      =============

-------------------------------------------

TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
OCTOBER 31, 2001
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
--------                             ----------
Electric Appliances................    14.95%
Transportation Equipment...........     7.94
Services...........................     7.34
Pharmaceutical.....................     7.15
Chemicals..........................     6.81
Retail Trade.......................     6.57
Communication......................     5.92
Banks..............................     4.80
Electric Power & Gas...............     4.18
Securities.........................     3.97

-------------------------------------------
TEN LARGEST COMMON STOCK
POSITIONS HELD
OCTOBER 31, 2001
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----                                ----------
NTT DoCoMo, Inc....................     3.87%
Toyota Motor Corp..................     3.63
Mitsubishi Tokyo Financial
 Group Inc.........................     2.37
Kansai Electric Power Co., Inc.....     2.33
Takeda Chemical Industries, Ltd....     2.33
Honda Motor Co., Ltd...............     2.32
Nikko Cordial Corp.................     2.29
Canon Inc..........................     2.27
Dai Nippon Printing Co., Ltd.......     2.18
The Sumitomo Trust & Banking
 Co., Ltd..........................     2.13

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
   (cost--$77,611,539).......................    $ 59,713,095
  Cash denominated in foreign currency
   (cost--$723,836)..........................         724,295
  Receivable for securities sold.............       1,167,309
  Interest and dividends receivable..........         171,610
  Prepaid expenses...........................          27,931
                                                 ------------
    Total assets.............................      61,804,240
                                                 ------------
LIABILITIES
  Payable for securities purchased...........       1,192,787
  Accrued expenses and other liabilities.....         100,095
                                                 ------------
    Total liabilities........................       1,292,882
                                                 ------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 30,000,000 shares authorized;
   10,815,688 shares issued and
   outstanding...............................         108,157
  Paid-in capital in excess of par value.....     107,786,826
  Accumulated net realized loss on
   investments...............................     (29,479,916)
  Net unrealized depreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........     (17,903,709)
                                                 ------------
    Net assets applicable to shares
     outstanding.............................    $ 60,511,358
                                                 ============
        NET ASSET VALUE PER SHARE............    $       5.59
                                                 ============

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of withholding taxes of
   $78,220)..................................    $    443,248
  Interest...................................           3,908
                                                 ------------
    Total investment income..................         447,156
                                                 ------------
EXPENSES:
  Investment management fee..................         292,860
  Administration fee.........................         140,282
  Custodian fees and expenses................          75,046
  Audit and tax services.....................          66,450
  Legal fees and expenses....................          57,592
  Reports and notices to shareholders........          56,863
  Directors' fees and expenses...............          49,266
  Insurance expense..........................          23,552
  Transfer agency fee and expenses...........          15,847
  Other......................................          45,781
                                                 ------------
    Total expenses...........................         823,539
                                                 ------------
NET INVESTMENT LOSS..........................        (376,383)
                                                 ------------
REALIZED AND UNREALIZED GAINS FROM INVESTMENT
 ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized losses on investments.........      (6,305,436)
  Net realized foreign currency transaction
   losses....................................        (323,537)
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................     (22,792,438)
  Net change in unrealized appreciation
   (depreciation) on other assets and
   liabilities denominated in foreign
   currency..................................          22,836
                                                 ------------
Net realized and unrealized losses from
 investment activities and foreign currency
 transactions................................     (29,398,575)
                                                 ------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $(29,774,958)
                                                 ============

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     FOR THE YEARS ENDED
                                                         OCTOBER 31,
                                                 ----------------------------
                                                     2001            2000
                                                 ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment loss........................    $   (376,383)   $   (499,416)
  Net realized gain (loss) on:
    Investments..............................      (6,305,436)      5,683,608
    Foreign currency transactions............        (323,537)        (33,032)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........     (22,792,438)    (16,403,238)
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................          22,836         (30,733)
                                                 ------------    ------------
  Net decrease in net assets resulting from
   operations................................     (29,774,958)    (11,282,811)
                                                 ------------    ------------
NET ASSETS:
  Beginning of year..........................      90,286,316     101,569,127
                                                 ------------    ------------
  End of year................................    $ 60,511,358    $ 90,286,316
                                                 ============    ============

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Japan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on July 12, 1990 under its former name "The Japan Emerging Equity Fund, Inc." and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company.

    The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on the First or Second Section of the Tokyo Stock Exchange or listed on the over-the-counter market in Japan or listed on other exchanges in Japan and for which market quotations are readily available are valued at the last reported sales price available to the Fund at the close of business on the day the securities are being valued or, lacking any such sales, at the last available bid price. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in Japanese yen are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required.

    The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at rates of 10% on interest and 15% on dividends, paid to the Fund by Japanese corporations.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
actions are recorded generally on the ex-date, except for certain dividends and corporate actions from Japanese securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Fund has an Investment Management Agreement with Daiwa SB Investments (U.S.A.) Ltd. (the "Manager"). Daiwa SB Investments Ltd. ("DSBI" or the "Adviser"), an affiliate of the Manager, acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement between the Manager and DSBI. For such investment services, the Fund is obligated to pay the Manager a monthly fee at an annual rate of 0.60% of the first $20 million, 0.40% of the next
$30 million and 0.20% of the excess over $50 million of the Fund's average weekly net assets, of which fee 60% is paid by the Manager to DSBI.

    Brokerage commissions of approximately $23,010 were paid by the Fund to Daiwa Securities America, Inc., an affiliate of both the Manager and DSBI, in connection with portfolio transactions during the year ended October 31, 2001. In addition, the Fund has agreed to reimburse the Manager and the Adviser for all out-of-pocket expenses related to the Fund. For the year ended October 31, 2001, there were no out-of-pocket expenses incurred by the Manager and expenses of $5,919 were paid to the Adviser, representing reimbursement to the Adviser of cost relating to the attendance by its employees at meetings of the Fund's Board.

    At October 31, 2001, the Fund owed $22,458 to the Manager and the Manager informed the Fund that it owed the Adviser $13,474.

    At October 31, 2001, included in "Receivable for securities sold" and "Payable for securities purchased" in the Statement of Assets and Liabilities the Fund had amounts of $183,153 and $70,080, respectively, for unsettled portfolio transactions with Daiwa Securities America Inc.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
--------------------------------------------------------------------------------

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    Daiwa Securities Trust Company ("DSTC") an affiliate of the Adviser, provides certain administrative services to the Fund, for which the Fund pays to DSTC a monthly fee at an annual rate of 0.20% of the first $60 million of the Fund's average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million, with a minimum annual fee of $120,000.

    DSTC also acts as custodian for the Fund's assets and has appointed Sumitomo Mitsui Banking Corporation, formerly The Sumitomo Bank, Limited (the "Sub-Custodian"), an affiliate of the Manager, to act as the sub-custodian for all of the cash and securities of the Fund held in Japan. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. Such expenses include fees and out-of-pocket expenses of the Sub-Custodian. During the year ended October 31, 2001, DSTC and the Sub-Custodian earned $39,039 and $36,007, respectively, as compensation for custodial service to the Fund.

    At October 31, 2001, the Fund owed $10,473 and $2,786 to DSTC for administration and custodian fees, respectively, excluding fees and expenses of $1,979 payable to the Sub-Custodian.

    During the year ended October 31, 2001, the Fund paid or accrued $51,592 for legal services in connection with the Fund's on-going operations to a law firm of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at October 31, 2001 was $77,600,819, excluding $91,006 of short-term investments. At October 31, 2001, the net unrealized depreciation of investments for federal income tax purposes, excluding short-term securities, of $17,978,730 was composed of gross appreciation of $998,795 for those investments having an excess of value over cost, and gross depreciation of $18,977,525 for those investments having an excess of cost over value. For the year ended October 31, 2001, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $46,269,777 and $45,387,095, respectively.

    At October 31, 2001, the Fund had a remaining capital loss carryover of $29,399,630, of which $6,264,639 expires in the year 2005, $16,909,841 expires in the year 2006 and $6,225,150 expires in the year 2009.

    At October 31, 2001, the Fund made capital account reclassifications due to permanent book/tax differences. The Fund reclassified $323,537 from accumulated net realized loss on investments to accumulated net investment loss as result of permanent book/tax differences, primarily relating to net realized foreign currency losses. The Fund also reclassified $699,920 from paid-in-capital in excess of par value to accumulated net investment loss, primarily relating to a net operating loss for the year ended October 31, 2001.

CAPITAL STOCK

    There are 30,000,000 shares of $.01 par value common stock authorized. Of the 10,815,688 shares of the Fund outstanding at October 31, 2001, Daiwa Securities America Inc. an affiliate of the Manager, Adviser and DSTC owned 14,532 shares.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each year is presented below:

                                                                FOR THE YEARS ENDED OCTOBER 31,
                                                      ----------------------------------------------------
                                                        2001       2000       1999       1998       1997
                                                      --------   --------   --------   --------   --------
Net asset value, beginning of year.................   $ 8.35     $ 9.39     $ 6.08     $ 6.99     $ 10.52
                                                      -------    -------    -------    -------    -------
Net investment loss................................    (0.04)     (0.04)     (0.01)     (0.01)     (0.01)
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions.....    (2.72)     (1.00)      3.32      (0.90)     (2.86)
                                                      -------    -------    -------    -------    -------
Net increase (decrease) in net asset value
 resulting from operations.........................    (2.76)     (1.04)      3.31      (0.91)     (2.87)
                                                      -------    -------    -------    -------    -------
Less: dividends and distributions to shareholders
  Net realized gains on investments and foreign
   currency transactions...........................      --         --         --         --       (0.66)
                                                      -------    -------    -------    -------    -------
Net asset value, end of year.......................   $ 5.59     $ 8.35     $ 9.39     $ 6.08     $ 6.99
                                                      =======    =======    =======    =======    =======
Per share market value, end of year................   $ 4.990    $ 7.063    $ 9.813    $ 6.875    $ 7.375
                                                      =======    =======    =======    =======    =======
Total investment return:
  Based on market price at beginning and end of
   year, assuming reinvestment of dividends........   (29.35)%   (28.02)%    42.73 %    (6.78)%   (23.76)%
  Based on net asset value at beginning and end of
   year, assuming reinvestment of dividends........   (33.05)%   (11.08)%    54.44 %   (13.02)%   (28.73)%
Ratios and supplemental data:
  Net assets, end of year (in millions)............   $ 60.5     $ 90.3     $101.6     $ 65.8     $ 75.6
  Ratios to average net assets of:
    Expenses.......................................     1.12 %     0.96 %     1.08 %     1.19 %     1.03 %
    Net investment loss............................    (0.51)%    (0.48)%    (0.11)%    (0.13)%    (0.13)%
  Portfolio turnover...............................    63.39 %    61.91 %    58.70 %    52.07 %    61.75 %

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To The Shareholders and
Board of Directors of
The Japan Equity Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Japan Equity Fund, Inc. (the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 7, 2001

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

    The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end
(October 31, 2001) as to the federal tax status of distributions received by you during such fiscal year. There were no dividend payments or foreign tax credits with respect to the fiscal year 2001.

    SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES OF THEIR INVESTMENT IN THE FUND.

----------------------------------------
BOARD OF DIRECTORS
Hiroshi Kimura, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
David G. Harmer
Alfred C. Morley
Oren G. Shaffer
--------------------------------------------
OFFICERS

Shunsuke Ichijo
PRESIDENT

John J. O'Keefe
VICE PRESIDENT AND TREASURER

Judy Runrun Tu
SECRETARY

Laurence E. Cranch
ASSISTANT SECRETARY
--------------------------------------------
ADDRESS OF THE FUND

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
--------------------------------------------
INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.

INVESTMENT ADVISER
Daiwa SB Investments Ltd.

ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
PFPC Inc.

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
--------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                 ANNUAL REPORT
                                OCTOBER 31, 2001

                           -------------------------

                            [JAPAN EQUITY FUND LOGO]

                           -------------------------

THE JAPAN EQUITY
 FUND, INC.
c/o Daiwa Securities Trust Company
One Evertrust Plaza
Jersey City, New Jersey 07302

INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.

INVESTMENT ADVISER
Daiwa SB Investments Ltd.